UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On November 6, 2014, The GEO Group, Inc. (“GEO” or the “Company”) issued a press release (the “Earnings Press Release”) announcing its financial results for the third quarter and nine months ended September 30, 2014 and updating its financial guidance for the fourth quarter 2014 and full year 2014. A copy of the Earnings Press Release is furnished hereto as Exhibit 99.1. GEO also held a conference call on November 6, 2014 to discuss these matters, a transcript of which is furnished hereto as Exhibit 99.3.

In the Earnings Press Release, GEO provided Net Operating Income, EBITDA, Adjusted EBITDA, Funds From Operations, Normalized Funds From Operations and Adjusted Funds From Operations for the third quarter and nine months ended September 30, 2014 and the comparable prior-year periods that were not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”) and are presented as supplemental disclosures. Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Earnings Press Release presents the financial measure calculated and presented in accordance with GAAP, which is the most directly comparable to the Non-GAAP Information, with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Earnings Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is the most directly comparable to the Non-GAAP Information.

Net Operating Income is defined as revenues less operating expenses, excluding depreciation and amortization expense, general and administrative expenses, and real estate related operating lease expense. Net Operating Income is calculated as net income adjusted by subtracting equity in earnings of affiliates, net of tax, and by adding income tax (benefit) provision, interest expense, net of interest income, loss on extinguishment of debt, depreciation and amortization expense, general and administrative expenses, and real estate related operating lease expense.

EBITDA is defined as Net Operating Income adjusted by subtracting general and administrative expenses, real estate related operating lease expense, and loss on extinguishment of debt, pre-tax, and by adding equity in earnings of affiliates, pre-tax. Adjusted EBITDA is defined as EBITDA adjusted for net income/loss attributable to non-controlling interests, non-cash stock-based compensation expenses, pre-tax, and certain other adjustments as defined from time to time, including for the periods presented REIT conversion related expenses, pre-tax, loss on extinguishment of debt, pre-tax, and non-cash mark-to-market adjustments for derivative instruments. Given the nature of GEO’s business as a real estate owner and operator, it believes that EBITDA and Adjusted EBITDA are helpful to investors as measures of its operational performance because they provide an indication of its ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into its business. GEO believes that by removing the impact of its asset base (primarily depreciation and amortization) and excluding certain non-cash charges, amounts spent on interest and taxes, and certain other charges that are highly variable from year to year, EBITDA and Adjusted EBITDA provide its investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates and operating costs, providing a perspective not immediately apparent from income from continuing operations. The adjustments GEO makes to derive the non-GAAP measures of EBITDA and Adjusted EBITDA exclude items which may cause short-term fluctuations in income from continuing operations and which GEO does not consider to be the fundamental attributes or primary drivers of its business plan and they do not affect GEO’s overall long-term operating performance. EBITDA and

Adjusted EBITDA provide disclosure on the same basis as that used by GEO’s management and provide consistency in its financial reporting, facilitate internal and external comparisons of its historical operating performance and its business units and provide continuity to investors for comparability purposes.

Funds from Operations, or FFO, is defined in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income/loss attributable to common shareholders (computed in accordance with United States Generally Accepted Accounting Principles), excluding real estate related depreciation and amortization, excluding gains and losses from the cumulative effects of accounting changes, extraordinary items and sales of properties, and including adjustments for unconsolidated partnerships and joint ventures. Normalized Funds from Operations, or Normalized FFO, is defined as FFO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented REIT conversion related expenses, net of tax, tax benefit related to IRS settlement and REIT conversion, and loss on extinguishment of debt, net of tax.

Adjusted Funds from Operations, or AFFO, is defined as Normalized FFO adjusted by adding non-cash expenses such as non-real estate related depreciation and amortization, stock based compensation expense, the amortization of debt costs and other non-cash interest, and non-cash mark-to-market adjustments for derivative instruments and by subtracting recurring consolidated maintenance capital expenditures.

Because of the unique design, structure and use of GEO’s correctional facilities, it believes that assessing the performance of its correctional facilities without the impact of depreciation or amortization is useful and meaningful to investors. Although NAREIT has published its definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations. GEO has modified FFO to derive Normalized FFO and AFFO that meaningfully reflect its operations. GEO’s assessment of its operations is focused on long-term sustainability. The adjustments GEO makes to derive the non-GAAP measures of Normalized FFO and AFFO exclude items which may cause short-term fluctuations in income from continuing operations but have no impact on GEO’s cash flows, or it does not consider them to be fundamental attributes or the primary drivers of GEO’s business plan and they do not affect GEO’s overall long-term operating performance.

GEO may make adjustments to FFO from time to time for certain other income and expenses that do not reflect a necessary component of GEO’s operational performance on the basis discussed above, even though such items may require cash settlement. Because FFO, Normalized FFO and AFFO exclude depreciation and amortization unique to real estate as well as non-operational items and certain other charges that are highly variable from year to year, they provide GEO’s investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates, operating costs and interest costs, providing a perspective not immediately apparent from income from continuing operations. GEO believes the presentation of FFO, Normalized FFO and AFFO provide useful information to investors as they provide an indication of GEO’s ability to fund capital expenditures and expand its business. FFO, Normalized FFO and AFFO provide disclosure on the same basis as that used by GEO’s management and provide consistency in its financial reporting, facilitate internal and external comparisons of its historical operating performance and its business units and provide continuity to investors for comparability purposes. Additionally, FFO, Normalized FFO and AFFO are widely recognized measures in GEO’s industry as a real estate investment trust.

The Earnings Press Release contains reconciliation tables for Net Operating Income, EBITDA, Adjusted EBITDA, Funds from Operations, Normalized Funds from Operations and Adjusted Funds from Operations.

GEO has presented in the Earnings Press Release certain forward-looking statements about GEO’s future financial performance that include non-GAAP financial measures, including, Net Operating Income, EBITDA, Adjusted EBITDA, Funds From Operations, Normalized Funds From Operations, and Adjusted Funds From Operations. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. While GEO has provided a high level reconciliation for the guidance ranges for full year 2014, it is unable to present a more detailed quantitative reconciliation of the forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures. The quantitative reconciliation of the forward-looking GAAP financial measures will be provided for completed annual and quarterly periods, as applicable, calculated in a consistent manner with the quantitative reconciliation of non-GAAP financial measures previously reported for completed annual and quarterly periods.

The Non-GAAP Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a consolidated substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Information may differ from similarly titled measures presented by other companies. The Non-GAAP Information, as well as other information in the Earnings Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Section 8 Other Events

Item 8.01.	Other Events.

On November 6, 2014, GEO issued a press release (the “Dividend Press Release”) announcing that its Board of Directors declared a quarterly cash dividend of $0.62 per share which will be paid on November 26, 2014 to shareholders of record as of the close of business on November 17, 2014. A copy of the Dividend Press Release is attached as Exhibit 99.2.

Section 9 Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 6, 2014, announcing GEO’s financial results for the third quarter and nine months ended September 30, 2014.

99.2	Press Release, dated November 6, 2014, announcing GEO’s declaration of a quarterly cash dividend.

99.3	Transcript of Conference Call discussing GEO’s financial results for the third quarter and nine months ended September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

November 10, 2014	By:	/s/ Brian R. Evans
Date		Brian R. Evans Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 6, 2014, announcing GEO’s financial results for the third quarter and nine months ended September 30, 2014.

99.2	Press Release, dated November 6, 2014, announcing GEO’s declaration of a quarterly cash dividend.

99.3	Transcript of Conference Call discussing GEO’s financial results for the third quarter and nine months ended September 30, 2014.

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